UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): February 8, 2010

XCORPOREAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33874	75-2242792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Empire Drive, Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)

(949) 600-4640
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On February 8, 2010, Xcorporeal, Inc., a Delaware corporation (the “Company”), Xcorporeal Operations, Inc., a Delaware corporation and the Company’s wholly-owned subsidiary (“Operations”), National Quality Care, Inc., a Delaware corporation (“NQCI”, and collectively with the Company and Operations, the “Sellers”), and Fresenius USA, Inc. (the “Purchaser”), a Massachusetts corporation and a wholly owned subsidiary of Fresenius Medical Care Holdings, Inc., entered into Amendment No. 1 (the “Amendment”) to the Asset Purchase Agreement, dated December 14, 2009 (the “APA”), by and among the Sellers and the Purchaser.  The Amendment extends from February 28, 2010 until March 31, 2010 the date upon which any party to the APA may terminate the APA if the closing of the transactions contemplated therein has not occurred.  Except for this modification, all of the terms and provisions of the APA remain in full force and effect.

The Company has filed a copy of the Amendment as Exhibit 2.1 to this Current Report on Form 8-K and a copy of the APA as Exhibit 2.1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2009, and the summary of the terms of the Amendment and the APA herein is qualified in its entirety by reference to the complete text of the Amendment and the APA and the Amendment and the APA are incorporated by reference herein.

Side Agreement

In connection with the Amendment, on February 11, 2010, the Company and the Purchaser entered into Amendment No. 1 (the “Side Agreement Amendment”) to the Side Agreement, dated December 14, 2009 (the “Side Agreement”), by and between the Company and the Purchaser.  The Side Agreement Amendment extends from February 28, 2010 until March 31, 2010 the date upon which the Engagement (as defined in the Side Agreement) shall terminate, unless terminated prior thereto as provided in the Side Agreement.  Except for this modification, all of the terms and provisions of the Side Agreement remain in full force and effect.

The Company has filed a copy of the Side Agreement Amendment as Exhibit 10.1 to this Current Report on Form 8-K and a copy of the Side Agreement as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on December 18, 2009, and the summary of the terms of the Side Agreement Amendment and the Side Agreement herein is qualified in its entirety by reference to the complete text of the Side Agreement Amendment and the Side Agreement and the Side Agreement Amendment and the Side Agreement are incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to Asset Purchase Agreement, dated February 8, 2010, by and among Xcorporeal, Inc., Xcorporeal Operations, Inc., National Quality Care, Inc. and Fresenius USA, Inc. *

10.1	Amendment No. 1 to Agreement, dated February 11, 2010, by and between Xcorporeal, Inc. and Fresenius USA, Inc. *

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCORPOREAL, INC.

Date: February 12, 2010	By:	/s/ Robert Weinstein
Robert Weinstein
Chief Financial Officer